SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                                        25-Nov-03

STRUCTURED ASSET SECURITIES CORPORATION

(AS DEPOSITOR UNDER THE TRUST AGREEMENT,
DATED AS OF Oct 1, 2003, PROVIDING FOR THE ISSUANCE OF
AAMES MORTGAGE TRUST PASS-THROUGH CERTIFICATES
SERIES 2003-1)

STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware                                                    333-106925-11
(State or Other                                             (Commission
Jurisdiction of                                             File Number)
Incorporation)

74-2440850
(I.R.S. Employer
Identification
Number)

745 Seventh Avenue, 7th Floor
New York, NY                                                               10019
(Address of Principal                                                (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 526-7000

Item 5.  Other Events

                 On      25-Nov-03      a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
25-Nov-03           The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.                  Monthly Report Information:
                    See Exhibit No.1

B.                  Have any deficiencies occurred?   NO.
                                        Date:
                                        Amount:

C.                  Item 1: Legal Proceedings:              NONE

D.                  Item 2: Changes in Securities:          NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

                    Exhibit No.

1. Monthly Distrib Rep dated:                                          25-Nov-03

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2003-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                                     11/25/03

                                                  Beginning
                                                Certificate
Class                      Cusip                     Bal(1)                Prin
1-A1                     86359A6H1              243,400,000           3,628,714
1-A2                     86359A6J7              102,230,000                   0
2-A                      86359A6K4               58,735,000              96,385
A-IO*                    86359A6L2              122,072,000                   0
M-1                      86359A6M0               34,333,000                   0
M-2                      86359A6N8               29,247,000                   0
M-3                      86359A6P3                8,901,000                   0
M-4                      86359A6Q1                6,358,000                   0
M-5                      86359A6R9                4,578,000                   0
M-6                      86359A6S8                7,630,000                   0
B                        00253CJB4                6,867,000                   0
X*                           NA                   6,356,361                   0
P                            NA                         100                   0
R                            NA                           0                   0
Total                                           502,279,000           3,725,099
* Notional Balance

                                                      Total
Class                               Int        Distribution              Losses
1-A1                            274,569           3,903,283                   0
1-A2                            147,012             147,012                   0
2-A                              75,360             171,745                   0
A-IO*                           610,360             610,360                   0
M-1                              53,216              53,216                   0
M-2                              72,281              72,281                   0
M-3                              23,531              23,531                   0
M-4                              22,557              22,557                   0
M-5                              16,242              16,242                   0
M-6                              27,070              27,070                   0
B                                18,449              18,449                   0
X*                            1,705,985           1,705,985                   0
P                                42,645              42,645                   0
R                                     0                   0                   0
Total                         3,089,276           6,814,375                   0
* Notional Balance
                                 Ending             Current                Next
                            Certificate        Pass-Through        Pass-Through
Class                               Bal            Int Rate            Int Rate
1-A1                        239,771,286             1.31000%            0.00000%
1-A2                        102,230,000             1.67000%            0.00000%
2-A                          58,638,615             1.49000%            0.00000%
A-IO*                       122,072,000             6.00000%            0.00000%
M-1                          34,333,000             1.80000%            0.00000%
M-2                          29,247,000             2.87000%            0.00000%
M-3                           8,901,000             3.07000%            0.00000%
M-4                           6,358,000             4.12000%            0.00000%
M-5                           4,578,000             4.12000%            0.00000%
M-6                           7,630,000             4.12000%            0.00000%
B                             6,867,000             3.12000%            0.00000%
X*                            6,356,361             0.00000%
P                                   100
R                                     0
Total                       498,553,901
* Notional Balance

AMOUNTS PER $1,000 UNIT

Class                              Prin                 Int               Total
1-A1                          14.908438            1.128056            16.03649
1-A2                           0.000000            1.438056             1.43806
2-A                            1.641011            1.283056             2.92407
A-IO*                          0.000000            5.000000             5.00000
M-1                            0.000000            1.550000             1.55000
M-2                            0.000000            2.471389             2.47139
M-3                            0.000000            2.643611             2.64361
M-4                            0.000000            3.547778             3.54778
M-5                            0.000000            3.547779             3.54778
M-6                            0.000000            3.547777             3.54778
B                              0.000000            2.686667             2.68667
* Notional Balance


                                                     Ending
                                                Certificate
Class                            Losses                 Bal
1-A1                           0.000000          985.091562
1-A2                           0.000000         1000.000000
2-A                            0.000000          998.358989
A-IO*                          0.000000         1000.000000
M-1                            0.000000         1000.000000
M-2                            0.000000         1000.000000
M-3                            0.000000         1000.000000
M-4                            0.000000         1000.000000
M-5                            0.000000         1000.000000
M-6                            0.000000         1000.000000
B                              0.000000         1000.000000
* Notional Balance


Section 4.02 (ii),(xv),(xvi),(xvii),(xiii)
INTEREST

                                Interest        Carryforward
                            Distribution            Interest          Basis Risk
Class                             Amount              Amount           Shortfall
1-A1                            274,569                   0                   0
1-A2                            147,012                   0                   0
2-A                              75,360                   0                   0
A-IO                            610,360                   0                   0
M-1                              53,216                   0                   0
M-2                              72,281                   0                   0
M-3                              23,531                   0                   0
M-4                              22,557                   0                   0
M-5                              16,242                   0                   0
M-6                              27,070                   0                   0
B                                18,449                   0                   0
TOTAL                         1,340,646                   0                   0



                          Net Prepayment
                                Interest          Basis Risk          Remittance
Class                         Shortfalls          Shortfalls              Amount
1-A1                                  0                   0             274,569
1-A2                                  0                   0             147,012
2-A                                   0                   0              75,360
A-IO                                  0                   0             610,360
M-1                                   0                   0              53,216
M-2                                   0                   0              72,281
M-3                                   0                   0              23,531
M-4                                   0                   0              22,557
M-5                                   0                   0              16,242
M-6                                   0                   0              27,070
B                                     0                   0              18,449
TOTAL                                 0                   0           1,340,646



Section 4.03 (xvii)
Overcollateralization Deficiency                          0


Section 4.03 (i),(v),(ix),(xv),(viii)
POOL
                                                      Pool 1              Pool 2
Beg Sched Bal                                   434,754,373          73,880,988
Sched Prin                                          392,476              66,214
Prin Prepmnts (incl curtlmnts)                    3,224,651              28,184
Liq Proceeds                                              0                   0
Insurance Proceeds                                        0                   0
Substitute Loan Balance                                   0                   0
Deleted Loan Balance                                      0                   0
Principal Remittance                              3,617,127              94,398
Scheduled Prin Bal of Mrtge Loans               431,137,245          73,773,017
Number of Mortgage Loans                              3,993                 313

                                                       Total
Beg Sched Bal                                   508,635,361
Sched Prin                                          458,691
Prin Prepmnts (incl curtlmnts)                    3,252,835
Liq Proceeds                                              0
Insurance Proceeds                                        0
Substitute Loan Balance                                   0
Deleted Loan Balance                                      0
Principal Remittance                              3,711,526
Scheduled Prin Bal of Mrtge Loans               504,910,262
Number of Mortgage Loans                              4,306

                                 Pool 1              Pool 2               Total
Curr Realized Loss                    0              13,573              13,573
Agg Realized Losses                   0              13,573              13,573

                                  Pool 1              Pool 2               Total
Gross Interest                2,828,815             453,905           3,282,720
Servicing Fee                   182,832              30,784             213,615
Int Remit Amt                 2,645,983             423,122           3,069,105

Trustee Fee                       2,174                 369               2,543
Credit Risk Manager               5,434                 924               6,358

Net Interest Availab          2,638,375             421,829           3,060,204

Section 4.03 (iv)
P&I ADVANCES

Aggregate Advances required for the Collection Period                 2,604,718
Aggregate Advances made for the Collection Period                     2,604,718
Aggregate Advances not made for the Collection Period                         0


Section 4.03 (x)
DELINQUENCIES
                                            Unpaid Principal    Stated Principal
                                  Number             Balance             Balance
30-59 days delq*                    363          42,439,701          42,371,398
60-89 days delq*                     67           7,115,075           7,099,854
90 or more days delq                 14             846,586             843,971
Foreclosures                          0                   0                   0
Bankruptcies                          0                   0                   0
REO                                   0                   0                   0
* Includes all Foreclosure, Bankruptcy, and REO loans


Section 4.03 (xix)

Payments made by Cap Provider
Basis Risk Cap Payment                                    0
Class X Cap Payment                                       0


Section 4.03 (vii)
PREPAYMENT
PREMIUM

Prepayment Premium                                   42,645


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    By: /s/ Charles F. Pedersen
                    Name:  Charles F. Pedersen
                    Title: Vice President
                    U.S. Bank National Association as Trustee

Dated:                        11/25/2003